www.gmxresources.com www.gmxresources.com The date of these presentation materials is December 1, 2005 ‘GMXR’ ‘GMXR’ NASDAQ National Market System Exhibit 99.1

GMXR

GMXR
Certain Reserve Information
Forward Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of
1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include estimates and give our current expectations or forecasts of future events. Although we believe our forward-looking statements are reasonable, they can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. These risks and other risk factors are described in the Company’s Annual Report on Form 10-K for the year ended 12/31/04 and subsequent filings with the Securities and Exchange Commission.
Drilling Schedule Statement
The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.
The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and
“possible” reserves, reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the
SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.
Information referenced from research reports has been prepared by independent third parties and not the Company. By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.
Research Reports

MARION
HARRISON
WILLOW SPRINGS, 38
PANOLA
CARTHAGE, 43

GMXR

Management maintains 25% equity stake
CEO – Ken Kenworthy, Jr.
CFO – Ken Kenworthy, Sr.
Acreage data as of 10/20/05, numbers are rounded
Key Gas Resource Play
Cotton Valley
Sands, North Carthage Field, East Texas Panola &
Harrison County; “Tight Gas Sands” Sabine Uplift
GMX RESOURCES INC. ‘GMXR’
NASDAQ National Market System
Fast Growing Independent E&P Company
Fast Growing Independent E&P Company
Only Core Area: 97% of Value
Stacked Multiple Reservoirs
Drilled 53 Wells
25,831 gross / 13,935 net acres
511 gross / 313 net CVS Locations
8 Yrs of Development, 4 Rigs
Cotton Valley Sands Glen Rose, Pettit & Travis Peak

GMXR

Long Life – Low Decline for Decades
100% Development Success
53 GMXR / PVA wells
Reserve Increases – Cost Decreases
YE02-05
(3)
:  CV .7 - .9 - 1.05 -
1.15
(2)
BCFE per well avg
Costs steady $1.5 – $1.8 mm CWC
Production Growth Potential
181% Increase Projected 4QY over Y
Strong Reserve and NAV Growth Potential
64 BCFE 1P04
(1)
- 375 BCFE 1P&2P05
(2)
Resource Play Investment Characteristics
(1)
Based on Sproule reserves, company estimates of undrilled locations.
(2)
Internal Estimates
(3)
CVS only, internal estimate & Sproule reserves
Qtrly Prod. History
700,000 mcf
4Q05 Guidance
500,000
750,000
1,00,000
mcf

0 12,867
FEET
GMXR
Cotton Valley Producers
PVA - GMXR

2003
Permitted
Well
2004
Permitted
Well
2005
Permitted
Well
CVS Producers & Field Production
Gladewater / Glenwood /
Gladewater / Glenwood /
White Oak/ Willow Springs
White Oak/ Willow Springs
663 BCFE
663 BCFE
Woodlawn
Woodlawn
135 BCFE
135 BCFE
Waskom
Waskom
270 BCFE
270 BCFE
Oak Hill
Oak Hill
1,384 BCFE
1,384 BCFE
Bethany /
Bethany /
Elysian
Elysian
403 BCFE
403 BCFE
Carthage / Beckville / Briggs
Carthage / Beckville / Briggs
3,442 BCFE
3,442 BCFE
Blocker / Tatum
Blocker / Tatum
310 BCFE
310 BCFE
PVA / GMXR PVA / GMXR
CV Well  - CV Depths
8,500’ – 12,000’
Production data from IHS Dwights.
Texas Counties: Harrison, Panola, Gregg & Rusk
5,066 CVS Wells
GMXR Acreage

GMXR

Cotton Valley Sand Stats
1.098 MMBTU
.50 @ $5 per mmbtu; .65 @ $6 per mmbtu; 1.20 @ $10 mmbtu Basis Differential
33 years        actually produces longer Economic Life
201 mmcfg + 1,500 bo
(1)
126 mmcfg + 1,000 bo
(1)
1st Year Average Production
2nd Year Average Production
6,000-11,000 bw; 250,000 - 450,000 # tempered sand; 55-90 bpm; lmtd perfs Fracture Stimulation
$1.5 mm - $1.8 mm
(2)
Completed Well Cost
12 - 15 Days
20 - 22 Days
30 - 35 Days
Spud to TD
Spud to Spud
Spud to Sales
Stroud Sands 8200 – 8400’ Emerging Field Pay
Higher Production Rates & Lower Decline
BCD Sands   8500 – 9000’ Secondary Contributor
Several 20’ – 40’ Sands
Davis Sands  9100 – 9600’ Secondary Contributor
Four 50’+ Bar Sands
Taylor Sands 9700 – 10,000’ Main Field Pay – Target
Three Main Sands
(1)
GMXR and PVOG average production forecast
(2)
2002 – 2005 historical costs; costs could go up in 2006

GMXR

North Carthage Natural Gas Prices 2005
*
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
$11.00
$12.00
$13.00
$14.00
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
NYMEX
Houston Ship Channel
Inside FERC TETCO
Cash
*
As of December 1, 2005. NYMEX month close; HSC & IFT first of month index; Gas Daily Monthly Average
Per MMBU

GMXR

Increase Natural Gas Production
Increase Natural Gas Production
1Q05
4,500
mcfepd;
1Q04
2,355
mcfepd
91% Increase
2Q05
5,384
mcfepd;
2Q04
3,103
mcfepd
73% Increase
3Q05
5,217
mcfepd;
3Q04
3,498
mcfepd
49% Increase
4Q05
(1)
7,600
mcfepd;
4Q04
2,700
mcfepd
181% Increase
• 12/31/05 exit rate 11-13 mcfepd est.
Grow Proved Reserves
YE03
53 BCFE
YE04
64 BCFE                                 21% Increase
YE05
109 - 130 BCFE
(2)
70% - 103% Increase
Build Shareholder Value
Goals and Results
(1)
4Q05 is company estimate.
(2)
Range of Analysts’ Forecast

CVS Producers & Most Active Operators
2003
Permitted
Well
2004
Permitted
Well
2005
Permitted
Well
Comstock Comstock
Progress Progress
EnCana EnCana
Samson Samson
Progress Progress
Progress Progress
Comstock Comstock
Peoples Peoples
EnCana EnCana
Hunt Hunt
Comstock Comstock
Anadarko Anadarko
Anadarko Anadarko
Devon Devon
Devon Devon
XTO XTO
XTO XTO
Goodrich Goodrich
EXCO EXCO
BP BP
BP BP
Texas Counties: Harrison, Panola, Gregg & Rusk
5,066 CVS Wells
Prod Cum 5,287 BCFE
PVA / PVA /
GMXR GMXR
PVA / GMXR PVA / GMXR
CV Well  - CV Depths
8,500’ – 12,000’
Production data from IHS Dwights.
GMXR Acreage

GMXR

GMXR / PVA Joint Venture
Map depicts all wells, all depths
Gas Well
Production data from IHS Dwights.
•
Barnwell et al 1950- 60’s
• Travis Peak & Pettit
•
Above 6,600 Feet
• Field Cums 264 BCF
• Field Cums 8,739,866 BO
• 280 Wells
•
Field Cums Equiv. 316 BCFE
Oil Well GMXR
Acreage
•
Amoco 1950’s
• Glen Rose Field
•
4,400 Feet
• Field Cums 14,126,184 BO
• 90 Wells
•
Field Cums Equiv. 85 BCFE

GMXR

Shallow Prospective Stats
50 years Economic Life
182 - 273 mcfg + 10% – 14% oil
(1)
109 - 182 mcfg + 10% – 14% oil
(1)
1st Year Average Production
2nd Year Average Production
Nitrogen foam treatment Stimulation
$900,000
(2)
Completed Well Cost
7 - 10 Days
10 - 15 Days
17 - 30 Days
Spud to TD
Spud to Spud
Spud to Sales
Glen Rose 4000
–
4400’ Possible Secondary Recovery
Pettit Page Sand & Limes 6200 – 6350’ Main Field Pay
(5 Distinct Reservoirs)
Upper Travis Peak Sands 6350 – 6800’ Main Field Pay
(10 Distinct Reservoirs)
Middle Travis Peak Sands 6900 – 7700’ Secondary Contributor
(Multiple Sands)
Lower Travis Peak Sands 7800 – 8200’ Potential Main Field Pay
(Multiple Sands)
(1)
GMXR and PVOG average production forecast
(2)
2002 – 2005 historical costs; costs could go up in 2006

GMXR

2005 Accelerated
Drilling Case
Schedule dependant upon rig availability, successful development, commodity prices & drilling costs.
GMXR / PVA Joint Venture
CVS wells only. Wells < 8100’ omitted
2005 Well
JV 50% Area – GMXR 50% WI
• • 4 Cotton Valley Sand wells
•
6,905 gross / 3,415 net GMXR
Acres
•
131 gross / 66 net GMXR
YE05 Locs
GMXR 100% Area - 100% WI
• 8 Cotton Valley Sand wells
• 8,334 gross / 7,255 net GMXR Acres
•
176 gross / 176 net GMXR
YE05 Locs
JV 30% Area - GMXR 30% WI
• 17 Cotton Valley Sand wells
• 9,630 gross /2,732 net GMXR Acres
•
204 gross / 61 net
GMXR YE05 Locs
GMXR
Acreage
Gas Well

GMXR

Harvest & Convert Undeveloped Reserves
130 BCFE
Proved 2005
(1)
245 BCFE
Probable
(2)
60 BCFE
Possible
(2)
Analyst’s Proved Reserve Forecast YE05
First Albany Capital
Hibernia Southcoast Capital
Ferris, Baker Watts, Inc.
(1) Highest Analyst Forecast.
(2) 9/29/05 Company internal projections. Travis Peak/Pettit & CVS; includes New Mexico
(3) First Albany Capital September 22, 2005 Analyst Forecast.
(4) Hibernia Southcoast Capital August 10, 2005 Analyst Forecast.
(5) Ferris, Baker Watts, Inc. November 21, 2005 Analyst Forecast.
1P
2P
3P
435 BCFE
‘GMXR’ NAV STRATEGY
Net
- Harvest
- Convert & Grow
- Convert & Grow
- Grow
110 BCFE
(3)
109 BCFE
(4)
130 BCFE
(5)

GMXR

Capital Expenditures
*
* 2005 & 2006 are Company estimates based on past rig performance and existing contracts.
$8,900,000
$32,000,000
$70,000,000
23 gross/ 11 Net
52 gross/ 25.5 Net
112-119 gross/ 60-67 Net
17 gross/ 5 Net
(1)
29 gross/ 14.5 Net
60-67 gross/ 35-42 Net
2004
2005 *
2006 *
1-2 Rigs
1-4 Rigs
4 Rigs
GMXR
CAPEX YE CVS Producers CVS Drilling
New Mexico 2006   2-12 gross/ .3-11 Net;   4 Re-completions;  $1mm - $7mm CAPEX
Well by Well
2 yr 6/05 – 6/07
1 yr 8/05 – 8/06
3 on / 3 off each
JV 30% & JV 50%
GMXR 100% Area
JV 30% Area
JV 50% Area
GMXR 100% Area
GMXR & PVA Shared
PVA
GMXR
PVA
PVA
GMXR
Unit #309
H & P #156
McLachlan #5
D & D #11
1)
2)
3)
4)
5)
6)
Contract Term Rigs

GMXR

Recent Developments and Plans
Taylor
Taylor
Sand
Sand
Completions
Completions
&
&
Activity
Activity
Nov
Nov
19
19
–
–
Dec
Dec
31,
31,
05
05
JV 30% Area 2 Wells Completed; 1.2 mmcfgpd each; 1 Well Drlg
JV 50% Area             1 Well Waiting on Completion
GMXR 100% Area   2 Wells Recent Fracture Treatments; 1 Drlg
Stroud & UCV Sands Activity
Stroud & UCV Sands Activity
Underwood #1 Producing 3.5 mmcfepd 37/124/120 mmcfe/month
4 PVA Completions 3 mmcfepd 7-12 days
8 GMXR Completions begin 12/6/05
1st Three CVS Wells in JV 50% Area
1st Three CVS Wells in JV 50% Area
1
st
2 CVS Completions 33.5 & 34 / 30 & 40 mmcfe/month
3
rd
Well has Thickest, Cleanest Block of Taylor Sand to Date!
3
rd
Well has UCVS, LTP, MTP, UTP & Pettit

GMXR

(1)
Devonian Test; 12,800’ 1H06.   560 Acres San Andres / 144 Acres Morrow / 320 Acres Devonian
Recent Developments and Plans
Travis Peak & Pettit
Travis Peak & Pettit
500’ Horizontal Drilled & Liner Set
SM #2 Twin Drilled & Casing Set
7 TP/P Twins Proposed Need Shallow Rig
New Mexico Update
New Mexico Update
(1)
Gosden #1 Offsets   Spud Jan. 06; 12,000’
14 San Andres Locations; 5,500’ 1H06

GMXR

Balance Sheet Summary
* Currently under 6 month re-determination with Hibernia National Bank; line should increase
12% 3%
LTD to Equity
$32,407 $57,432
Shareholders Equity
$3,762 $1,493
Long-Term Debt
$40,991 $66,376
Total Assets
$35,956 $46,064
Oil & Natural Gas Properties
$862 $10,755
Cash and Cash Equivalents
Dec. 31, 2004 Sep. 30, 2005
($ in thousands)
Unused Credit Facility
*
$17,000,000
1,192,274 Warrants @$12 Expire 2/12/06 = $14,307,288
Available Cash      $31,000,000

GMXR

2006
Drilling Case
4 Rigs
*
Company internal estimates.   Schedule dependant upon rig efficiency.
Number of wells in JV Areas are from PVOG schedule 11/21/05.
GMXR / PVA Joint Venture
*
CVS wells only.  Wells < 8100’ omitted
2006 Well
JV 30% Area -
GMXR
30% WI
• 29 CVS Wells
•
9,630 gross /2,732 net GMXR
Acres
•
170 gross / 51 net YE06
GMXR
100% Area - 100% WI
•
23-29 CVS Wells
• •
8,334 gross / net 7,255 GMXR
Acres
•
147-153 gross/ 147- 153 net YE06
JV 50% Area –
GMXR
50% WI
• • 9 CVS Wells
•
6,905 gross / 3,415 net GMXR
Acres
•
123 gross / 62 net YE06
Underwood #1
GMXR
Acreage
Gas Well

GMXR

Resource Play Land Stats
40 acre density, 1,200’ separation, 467’ from lease line Field Rules
80% - 83.3% NRI Net Revenue
$250 - $500 per acre Brokerage
$150 - $200 per acre Bonus
25,831 gross / 13,935 net Acreage Owned 10/31/05
28,141 gross / 15,365 net Acres YE05  est.
78 Net 40 Acre Locations Added in 2005
GMXR and PVOG 20-40 contract laborers in field
Expansion / Development / Operations
14 E&P Competitors

GMXR

GMXR = $4.62
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
SWN CRZO UPL GDP EPEX DPTR GMXR BEXP KCS YE05 1P2P3P
Note: Nasdaq as of December 1, 2005. Small-cap E&P companies with similar reserve profiles. (1) Based on YE05 Reserves 130 BCFE Analyst Estimate
SW Energy Goodrich Expl. Co. Ultra Delta Petro Brigham Carrizo KCS Energy
Average = $5.44 ~ $35.06 per share ‘GMXR’
YE05 $2.20
(1)
GMXR
Valuation vs. Peer Growth Group
GMXR Has Room To Grow!
435 BCFE

GMXR

LOE & Tax/mcfe
(3)
(1.14 LOE + .47 Taxes)                         $1.61 3% L-T Debt / Total Capitalization:
(3)
e 2006 CAPEX:                                                     $70 Million $25,500,000 Working Capital plus unused credit line:
(5)
e 2005 CAPEX:                                                     $32 Million 54% Institutional Ownership:
(1)
$9 Million 2004 CAPEX: 25% Management Ownership:
(4)
87% Natural Gas Production: 248,680 90 Day Average Daily Volume
(1)
Proved Undeveloped:                                              41.8 BCFE 9,926,000 Shares Outstanding:
Proved Developed                                                 22.5 BCFE $286,582,768 Market Value:
(1)
Proved Reserves 12/31/04:
(2)
64.3 BCFE $20.66 - $30.00 30 Day Price Range:
Proved Reserves 12/31/05:
(6)
109-130 BCFE
$28.80
Recent Price:
Consulting Reservoir Engineer.   30 years options 49 Timothy Benton
Reservoir P.E.
Experienced Drilling & Completion Engineer 34 yrs. 56 Philip Gibson
Drilling P.E.
Formerly Independent, Delhi Pipeline.   31 years Gas Marketing
options 56 Keith Leffel
VP Endeavor Pipeline
Land Management E & P 25 years
options 55 Gary Jackson
Land Mgr.
options
8.7%
8.8%
‘GMXR’
GMX Mar. 2003, Focus Energy, Independent 26 yrs drilling,
completion & production
49 Richard Hart, Jr.
Operations Mgr. P.E.
Co-Founder, former CFO
CMI / TEREX NYSE.
24 years E & P 70 Ken Kenworthy, Sr.
CFO, EVP, Dir.
Co-Founder, Geoscientist,
Founder OEXCO, Inc.  30 years E & P 49 Ken Kenworthy, Jr.
Pres., CEO, Chair
Background Age Name / Position
(1)
Nasdaq as of November 22, 2005. Average Daily Volume is Last 90 Trading Days.
(2)
Proved Reserves Sproule & Assoc.
(3)
1
st
9 months 2005 plus $21.6 million
PIPE in July ‘05.
(4)
Ken Kenworthy, Jr. and wife own 16.2% of common stock when combined.
(5)
Sept. 30, 2005, using credit facility.
(6)
Analysts’ Estimates.
GMX RESOURCES INC.  ‘GMXR’

GMXR

Glossary of Terms
Travis Peak/Pettit
TP/P
To begin drilling operations on a well.
Spud
Lower Morrow Sand LMS
Penn Virginia Oil and Gas PVOG Joint Venture JV
Penn Virginia Corporation PVA Finding and Development F & D
Proved Undeveloped Wells PUD Estimated Ultimate Recovery EUR
Probable Undeveloped Wells Prob
Estimated future gross revenue to be generated from the production of proved reserves, net of estimated production, future development costs, and future abandonment costs, using prices and costs in effect as of the date of the report or estimate, without giving effect to non-property related expenses such as general and administrative expenses, debt service and future income tax expense or to deprecation, depletion and amortization.
Estimated
Future Net
Revenues
When used with respect to oil and gas reserves, present value means the Estimated Future Net Revenues discounted using
an annual discount rate of 10%.
Present Value Exploration and Production E & P
Possible Undeveloped Wells Poss Carried Working Interest CWI
Private Investment Public Equity PIPE Completed Well Cost CWC
Petroleum Engineer PE Cotton Valley Sand Well CVS
Million cubic feet gas per day mmcfgpd Carthage Joint Venture CJV
Million cubic feet gas mmcfg Completed Cotton Valley CCV
One million cubic feet of gas equivalent MMCFe Capital Expenditures CAPEX
One million cubic feet of gas MMCF
Billion Cubic Feet Gas Equivalent  (oil & gas combined 6: 1 basis to gas equivalent)
BCFE
One thousand cubic feet of gas equivalent per day mcfepd barrel of oil bbl
One thousand cubic feet of gas equivalent MCFe Possible Reserves 3P
One thousand cubic feet of gas MCF Probable Reserves 2P
One thousand barrels of oil MBbls Proved Reserves 1P